POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I
                                 Alan B. Arends
hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Interstate Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities in an aggregate amount of up to $100,000,000 to be issued by the Company (the "Debt Securities"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Debt Securities under the Securities Act of 1933, as amended.
     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.
     WITNESS my hand this 26th of August, 2003.

                                 /s/ Alan B. Arends
                                 -----------------------------------------------
                                 Alan B. Arends

                               POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I
                               Michael L. Bennett
hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Interstate Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities in an aggregate amount of up to $100,000,000 to be issued by the Company (the "Debt Securities"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Debt Securities under the Securities Act of 1933, as amended.
     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.
     WITNESS my hand this 26th of August, 2003.

                                 /s/ Michael L. Bennett
                                 -----------------------------------------------
                                 Michael L. Bennett

                               POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I
                                 Jack B. Evans
hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Interstate Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities in an aggregate amount of up to $100,000,000 to be issued by the Company (the "Debt Securities"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Debt Securities under the Securities Act of 1933, as amended.
     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.
     WITNESS my hand this 26th of August, 2003.

                                 /s/ Jack B. Evans
                                 -----------------------------------------------
                                 Jack B. Evans

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I
                               Katharine C. Lyall
hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Interstate Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities in an aggregate amount of up to $100,000,000 to be issued by the Company (the "Debt Securities"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Debt Securities under the Securities Act of 1933, as amended.
     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.
     WITNESS my hand this 26th of August, 2003.

                                 /s/ Katharine C. Lyall
                                 -----------------------------------------------
                                 Katharine C. Lyall

                               POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I
                            Singleton B. McAllister
hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Interstate Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities in an aggregate amount of up to $100,000,000 to be issued by the Company (the "Debt Securities"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Debt Securities under the Securities Act of 1933, as amended.
     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.
     WITNESS my hand this 26th of August, 2003.

                                 /s/ Singleton B. McAllister
                                 -----------------------------------------------
                                 Singleton B. McAllister

                               POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I
                                 Ann K. Newhall
hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Interstate Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities in an aggregate amount of up to $100,000,000 to be issued by the Company (the "Debt Securities"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Debt Securities under the Securities Act of 1933, as amended.
     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.
     WITNESS my hand this 26th of August, 2003.

                                 /s/ Ann K. Newhall
                                 -----------------------------------------------
                                 Ann K. Newhall

                               POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I
                                David A. Perdue
hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Interstate Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities in an aggregate amount of up to $100,000,000 to be issued by the Company (the "Debt Securities"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Debt Securities under the Securities Act of 1933, as amended.
     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.
     WITNESS my hand this 26th of August, 2003.

                                 /s/ David A. Perdue
                                 -----------------------------------------------
                                 David A. Perdue

                               POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I
                                 Judith D. Pyle
hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Interstate Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities in an aggregate amount of up to $100,000,000 to be issued by the Company (the "Debt Securities"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Debt Securities under the Securities Act of 1933, as amended.
     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.
     WITNESS my hand this 26th of August, 2003.

                                 /s/ Judith D. Pyle
                                 -----------------------------------------------
                                 Judith D. Pyle

                               POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I
                               Robert W. Schlutz
hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Interstate Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities in an aggregate amount of up to $100,000,000 to be issued by the Company (the "Debt Securities"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Debt Securities under the Securities Act of 1933, as amended.
     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.
     WITNESS my hand this 26th of August, 2003.

                                 /s/ Robert W. Schlutz
                                 -----------------------------------------------
                                 Robert W. Schlutz

                               POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I
                              Wayne H. Stoppelmoor
hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Interstate Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities in an aggregate amount of up to $100,000,000 to be issued by the Company (the "Debt Securities"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Debt Securities under the Securities Act of 1933, as amended.
     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.
     WITNESS my hand this 26th of August, 2003.

                                 /s/ Wayne H. Stoppelmoor
                                 -----------------------------------------------
                                 Wayne H. Stoppelmoor

                               POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I
                               Anthony R. Weiler
hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Interstate Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities in an aggregate amount of up to $100,000,000 to be issued by the Company (the "Debt Securities"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Debt Securities under the Securities Act of 1933, as amended.
     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.
     WITNESS my hand this 26th of August, 2003.

                                 /s/ Anthony R. Weiler
                                 -----------------------------------------------
                                 Anthony R. Weiler